                          KEY AUTO FINANCE TRUST 1997-2
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:   January 1, 1998 to January 31, 1998
Distribution Date:   February 17, 1998


Statement for Class A, Class B and Class C Noteholders and Certificateholders                  Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                   Class A/B/C Note Amount
                                                                                               or Certificate Amount
                                                                                           ------------------------------
(i)  Principal Distribution
          Class A-1 Note  Amount                                                       38,213,420.78            142.5873910
          Class A-2 Note  Amount                                                                0.00              0.0000000
          Class A-3 Note  Amount                                                                0.00              0.0000000
          Class A-4 Note  Amount                                                                0.00              0.0000000
          Class A-5 Note  Amount                                                                0.00              0.0000000
          Class A-P Note  Amount                                                                0.00              0.0000000
          Class B  Note  Amount                                                                 0.00              0.0000000
          Class C  Note  Amount                                                                 0.00              0.0000000
          Certificates  Amount                                                                  0.00              0.0000000


(ii)  Interest Distribution
          Class A-1 Note  Amount                                                        1,222,608.19              4.5619709
          Class A-2 Note  Amount                                                          724,790.00              5.4908333
          Class A-3 Note  Amount                                                          762,500.00              5.0833333
          Class A-4 Note  Amount                                                          758,500.00              5.1250000
          Class A-5 Note  Amount                                                          790,625.00              5.2083333
          Class A-P Note  Amount                                                          640,625.00              5.1250000
          Class B  Note  Amount                                                           334,005.00              5.2500000
          Class C  Note  Amount                                                           134,662.50              5.5416667
          Certificates  Amount                                                            115,920.00              6.7083333


(iii)    Total Pool Balance of Notes and Certificates (end of Collection Period)    1,002,364,881.58


(iv)   Class A-1 Notes Balance (end of Collection Period)                             190,364,881.58
        Class A-1 Pool Factor (end of Collection Period)                                                          0.7103167
        Class A-2 Notes Balance (end of Collection Period)                            132,000,000.00
        Class A-2 Pool Factor (end of Collection Period)                                                          1.0000000
        Class A-3 Notes Balance (end of Collection Period)                            150,000,000.00
        Class A-3 Pool Factor (end of Collection Period)                                                          1.0000000
        Class A-4 Notes Balance (end of Collection Period)                            148,000,000.00
        Class A-4 Pool Factor (end of Collection Period)                                                          1.0000000

                          KEY AUTO FINANCE TRUST 1997-2
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:   January 1, 1998 to January 31, 1998
Distribution Date:   February 17, 1998


Statement for Class A, Class B and Class C Noteholders and Certificateholders                  Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                   Class A/B/C Note Amount
                                                                                               or Certificate Amount
                                                                                           ------------------------------
        Class A-5 Notes Balance (end of Collection Period)                            151,800,000.00
        Class A-5 Pool Factor (end of Collection Period)                                                          1.0000000
        Class A-P Notes Balance (end of Collection Period)                            125,000,000.00
        Class A-P Pool Factor (end of Collection Period)                                                          1.0000000
        Class B Notes Balance (end of Collection Period)                               63,620,000.00
        Class B Pool Factor (end of Collection Period)                                                            1.0000000
        Class C Notes Balance (end of Collection Period)                               24,300,000.00
        Class C Pool Factor (end of Collection Period)                                                            1.0000000
        Certificates Balance (end of Collection Period)                                17,280,000.00
        Certificates Pool Factor (end of Collection Period)                                                       1.0000000


(v)  Basic Servicing Fee                                                                  843,119.39              0.8060683


(vi)   Aggregate Realized Losses                                                          794,545.19
        Aggregate Net Losses                                                              612,005.39


(vii)   Reserve Account Balance after Giving Effect to Payments                        39,115,674.05
       Made on Distribution Date
        Specified Reserve Account Balance after Giving Effect to Payments              39,115,674.05
       Made on Distribution Date
        Distribution to Seller from Reserve Account                                             0.00
        Draws on Reserve Account                                                                0.00
        Deposits to Reserve Account                                                             0.00
        Class C Reserve Account Balance after Giving Effect to Payments                 5,229,826.00
       Made on Distribution Date
        Specified Class C Reserve Account Balance after Giving Effect to                5,229,826.00
       Payments Made on Distribution Date
        Distribution to Seller from Class C Reserve Account                                     0.00
        Draws on Class C Reserve Account                                                        0.00
        Deposits to Class C Reserve Account                                                     0.00


(viii)  Class A-1 Notes Interest Carryover Shortfall                                            0.00              0.0000000
         Class A-2 Notes Interest Carryover Shortfall                                           0.00              0.0000000
         Class A-3 Notes Interest Carryover Shortfall                                           0.00              0.0000000
         Class A-4 Notes Interest Carryover Shortfall                                           0.00              0.0000000

         Class A-5 Notes Interest Carryover Shortfall                                           0.00              0.0000000
         Class A-P Notes Interest Carryover Shortfall                                           0.00              0.0000000

                          KEY AUTO FINANCE TRUST 1997-2
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:   January 1, 1998 to January 31, 1998
Distribution Date:   February 17, 1998


Statement for Class A, Class B and Class C Noteholders and Certificateholders                  Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                   Class A/B/C Note Amount
                                                                                               or Certificate Amount
                                                                                           ------------------------------
         Class B Notes Interest Carryover Shortfall                                             0.00              0.0000000
         Class C Notes Interest Carryover Shortfall                                             0.00              0.0000000
         Certificates Interest Carryover Shortfall                                              0.00              0.0000000
         Class A-1 Notes Principal Carryover Shortfall                                          0.00              0.0000000
         Class A-2 Notes Principal Carryover Shortfall                                          0.00              0.0000000
         Class A-3 Notes Principal Carryover Shortfall                                          0.00              0.0000000
         Class A-4 Notes Principal Carryover Shortfall                                          0.00              0.0000000
         Class A-5 Notes Principal Carryover Shortfall                                          0.00              0.0000000
         Class A-P Notes Principal Carryover Shortfall                                          0.00              0.0000000
         Class B Notes Principal Carryover Shortfall                                            0.00              0.0000000
         Class C Notes Principal Carryover Shortfall                                            0.00              0.0000000
         Certificates Principal Carryover Shortfall                                             0.00              0.0000000


(ix)  Additional Principal Distributable Amount                                         4,362,002.96


(x)    Aggregate Purchase Amount of Receivables Repurchased by the                              0.00
       Seller or purchased by Servicer


(xi)  Delinquent Contracts

                                                                    Number                 Balance
                                                            ----------------------------------------------
           30-59 Days                                                1376                   14,623,376.66
           60-89 Days                                                 330                    3,763,586.60
           90 Days or More                                             42                      430,999.96




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